Exhibit 99.17

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-G

KEY PERFORMANCE FACTORS
December 31, 1997



        Expected B Maturity                                        8/15/06


        Blended Coupon                                             6.2155%



        Excess Protection Level
          3 Month Average  5.13%
          December, 1997  5.15%
          November, 1997  4.88%
          October, 1997  5.35%


        Cash Yield                                  18.25%


        Investor Charge Offs                        4.64%


        Base Rate                                   8.46%


        Over 35 Day Delinquency                     4.81%


        Seller's Interest                           16.15%


        Total Payment Rate                          13.29%


        Total Principal Balance                     $34,934,847,924.76


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $5,643,513,406.27